UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2023

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2023, Eliot Lurier, the Interim Chief Financial Officer of Mustang Bio, Inc. (the “Company” or “Mustang”), passed away unexpectedly. Mr. Lurier had served as the Company’s Interim Chief Financial Officer since April 2022.

On December 11, 2023, the Board of Directors of the Company (the “Board”) appointed Manuel Litchman, M.D., President and Chief Executive Officer of the Company, as the Company’s Interim Chief Financial Officer, effective immediately. Dr. Litchman, age 69, has been the Company’s President and Chief Executive Officer, and a member of the Company’s Board of Directors, since April 2017.

Also on December 11, 2023, the Board appointed Peter Carney, Controller of the Company, as the Company’s Interim Chief Accounting Officer, effective immediately. Mr. Carney, age 37, has been the Controller of the Company since August 2021. Prior to joining the Company, from August 2017 to August 2021, Mr. Carney was an Accounting Manager at Staples, Inc., a multinational business and consumer goods retailer, focused on consolidations and the integrations of acquired businesses. Prior to this, Mr. Carney served as Assistant Controller at General Electric, U.S. Life Sciences. He began his career in the assurance practice at PricewaterhouseCoopers, LLP. Mr. Carney holds an M.B.A and M.S. in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

There were no arrangements or understandings between either Dr. Litchman or Mr. Carney and any other person pursuant to which Dr. Litchman and Mr. Carney were selected as officers. Neither Dr. Litchman nor Mr. Carney have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company has not entered into, adopted or commenced any new, or amended any existing compensation plans, arrangements, or employment agreements with Dr. Litchman or Mr. Carney in connection with these appointments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mustang Bio, Inc.
(Registrant)
Date: December 11, 2023
	By:	/s/ Manuel Litchman, M.D.
Manuel Litchman, M.D.
President and Chief Executive Officer